EXHIBIT 10.2

Wescorp Energy Inc.
TERMS OF REFERENCE

AUDIT COMMITTEE

(Prepared April 03, 2003)

An Audit Committee be constituted with following voting members:

Terry Mereniuk	Director (Committee Chairman)
John Anderson	Director
Alfred Comeau	Director

Attendees by Invitation:

External Audit Representative

Recording Secretary

and that a quorum be defined as 2 directors.

RESPONSIBILITIES

1.	To review the annual audited financial statements and, if appropriate, to recommend their approval by the Board of Directors.
2.	To review and approve the quarterly unaudited financial statements.
3.	To review the financial content of the annual report and interim financial reports before publication.
4.	To review the Regulatory Report Filing requirements
5.
To monitor the appropriateness of accounting policies and financial reporting used by the Company; to review any significant changes in accounting policies and practices to be adopted by the Company; and to review and assess any new or pending developments in accounting and reporting standards that may affect or impact on the Company.

6.	To review the terms of the annual external audit engagement, including staffing, the objectives and scope of the audit work.
7.
To review with the External Auditors the results of the annual audit examination, including any difficulties encountered, internal accounting controls, procedures and documentation, and any other matters that the external auditors should bring to the attention of the Committee.

8.	To meet with the External Auditors, at least annually or as requested by the auditors, without management representatives present.
9.	To provide a direct line of communications, in all matters as required, between management, the External Auditors and the Board of Directors.

10.	To consider the annual appointment of External Auditors for the recommendation to the Board of Directors.
11.	To review fees of the External Auditors annual external audit engagement.
12.	To review the Company's policies regarding Code of Conduct and Conflicts of Interest.
13.	To consider any other matters which, in the opinion of the Audit Committee, or at the request of the board of Directors, would assist the directors to meet their responsibilities.
14.	To review annually the Committee's Terms of Reference and to recommend any required changes to the Board of Directors.

THE ABOVE TERMS OF REFERENCE WERE APPROVED AT A MEETING HELD BY THE BOARD OF DIRECTORS ON APRIL 24, 2003.